POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Omniquip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints each of P. Enoch Stiff and Philip G. Franklin, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1996 Long-Term Incentive Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ P. Enoch Stiff
-----------------------------
P. Enoch Stiff



Dated:  March 31, 1997

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Omniquip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints each of P. Enoch Stiff and Philip G. Franklin, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1996 Long-Term Incentive Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ Philip G. Franklin
-----------------------------
Philip G. Franklin



Dated:  March 31, 1997

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Omniquip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints each of P. Enoch Stiff and Philip G. Franklin, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1996 Long-Term Incentive Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ Donald E. Nickelson
-----------------------------
Donald E. Nickelson



Dated:  March 31, 1997

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Omniquip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints each of P. Enoch Stiff and Philip G. Franklin, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1996 Long-Term Incentive Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ Peter S. Finley
-----------------------------
Peter S. Finley



Dated:  March 31, 1997

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Omniquip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints each of P. Enoch Stiff and Philip G. Franklin, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1996 Long-Term Incentive Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ Jeffrey L. Fox
-----------------------------
Jeffrey L. Fox



Dated:  March 31, 1997

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Omniquip International, Inc. (the "Corporation") whose signature appears below constitutes and appoints each of P. Enoch Stiff and Philip G. Franklin, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1996 Long-Term Incentive Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




/s/ Samuel A. Hamacher
-----------------------------
Samuel A. Hamacher



Dated:  March 31, 1997